UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 3, 2013 (October 1, 2013)

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Corporate Circle, Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On October 1, 2013, Good Times Restaurants Inc. (the “Company”) received notice from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that based on the information regarding the September 27, 2013 election of independent directors Reuven Har-Even and Steven M. Johnson to the Company’s Board of Directors and Audit Committee as detailed in the Company’s Form 8-K filed on September 30, 2013, NASDAQ staff has determined that the Company complies with the Independent Director and Audit Committee requirements for continued listing on The Nasdaq Capital Market set forth in Listing Rules 5605(b)(1) and 5605(c)(2) and that the Company has regained compliance and this matter has been closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

/Boyd E. Hoback/
Date: October 3, 2013
Boyd E. Hoback
President and Chief Executive Officer

1